UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023

Complete Solaria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSLR	The Nasdaq Select Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	CSLRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On October 5, 2023, Complete Solaria, Inc. (the “Company”) amended certain warrants, dated November 2, 2022, originally issued by the Company to six warrantholders (the “Holders”), which warrants are exercisable for (a) an aggregate of 1,486,268 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), or (b) if designated and issued, a future series of preferred stock of the Company (the “Amendments”). The Amendments were made in connection with the Holders assigning loans they previously made to SolarCA LLC, a Delaware limited liability company (successor in interest to The Solaria Corporation and a wholly owned subsidiary of the Company) in order to provide the Holders with the benefits of the protective provisions of the original warrants to fix at a set number the number of shares of Common Stock issuable thereunder, as well as the exercise price per share. Pursuant to the Amendments, the warrants may be exercised for (a) Common Stock, at an exercise price of $0.75 per share, or (b) if designated and issued, a future series of preferred stock, at an exercise of 25% of the lowest price the Company receives for such share of future series of preferred stock. In connection with the Amendments, the Company agreed to provide the warrantholders with certain registration rights pursuant to that certain A&R Registration Rights Agreement, dated July 18, 2023, which the was previously filed by the Company as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on July 24, 2023.

The Company claims an exemption from registration for the Amendments, described above pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), as a transaction by an issuer not involving a public offering. Each Holder represented that it is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

4.1	Form of Replacement Warrant

4.2	Form of First Amendment to Replacement Warrant

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPLETE SOLARIA, INC.

Dated: October 12, 2023

	By:	/s/ William J. Anderson
William J. Anderson
Chief Executive Officer